UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

TUCOWS INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28284	23-2707366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 7, 2022, Ting Fiber, Inc. (“Ting”), an indirect wholly owned subsidiary of Tucows, Inc. (“Tucows”), issued a press release announcing that it is expanding into the Colorado Springs market as the initial anchor tenant on a city-wide fiber network owned by Colorado Springs Utilities (“CSU”), a municipally owned utility. Ting expects that CSU will begin construction of the fiber network by the third quarter of 2022. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information disclosed under this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

In becoming the anchor tenant on a city-wide fiber network owned by CSU as disclosed in Item 7.01 above, Ting executed a definitive agreement with CSU for a 25-year lease (the “Lease”), dated December 17, 2021, for a fiber-to-the-home network. The Lease obligates Ting to pay a per month fee for addresses passed by the network, as they are passed and become serviceable for customers to connect to the network, and for certain fiber infrastructure, including colocation space.

Ting expects that the network under the Lease will surpass more than 200,000 addresses in Colorado Springs, CO.

In connection with the Lease Agreement, Tucows executed a Parent Guaranty, dated December 17, 2021, to fully and unconditionally guarantee the payment and performance of all of Ting’s obligations under the Lease.

Forward-Looking Statements

This report on Form 8-K includes forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding our expectations regarding the construction of the fiber network by CSU and the number of addresses under the network. These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Information about other potential factors that could affect our business, results of operations and financial condition is included in the Risk Factors sections of Tucows’ filings with the Securities and Exchange Commission. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. All forward-looking statements are based on information available to us as of the date they are made. We assume no obligation to update any forward-looking statements, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Ting Fiber, Inc. on January 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC. (Registrant)

Date: January 12, 2022	By:	/s/ Davinder Singh
Name: Davinder Singh Title: Chief Financial Officer